SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 28, 2004
                                -----------------
                                 Date of Report

                        (Date of Earliest Event Reported)

                           WESTERN SIERRA MINING CORP
                           (Formerly Global Decs Corp)
              ----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                             2750 Cisco Drive South
                         Lake Havasu City, Arizona 86403
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (928) 680-5513
                       -----------------------------------
                         (Registrant's telephone Number)


            Utah                        1-1767                 85-0267213
 ---------------------------      ---------------          --------------------
(State or other jurisdiction     (Commission File             (IRS Employer
      of incorporation)                 Number)            Identification No.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Western Sierra, Inc.

We have audited the accompanying consolidated balance sheet of Western Sierra, Inc. (A Development Stage Enterprise) as of November 30, 2003 and the related consolidated statements of operations and stockholders' equity, and cash flows for the period from February 25, 2003 (date of inception) to November 30, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Western Sierra, Inc. (a Development Stage Enterprise) as of November 30, 2003 and the results of its operations, and its cash flows for the period from February 25, 2003 (date of inception) to November 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has incurred significant losses from operations and has a working capital deficiency. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Evans, Gaither & Associates PLLC
------------------------------------
Evans, Gaither & Associates PLLC

February 18, 2004
Edmond, Oklahoma

                              WESTERN SIERRA, INC.
                          (A Development Stage Company)
                           Consolidated Balance Sheet
                                November 30, 2003



                                     ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                      $    82,107
     Advances receivable                                                  5,475
     Other assets                                                         5,352
                                                                    -----------
          Total  current assets                                          92,934

PROPERTY AND EQUIPMENT, net                                             588,721
                                                                    -----------


          Total Assets                                              $   681,655
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                               $    34,702
     Accrued expenses                                                    75,043
     Loans from shareholders                                            179,000
     Current maturity of note payable                                     3,000
                                                                    -----------
          Total  current liabilities                                    291,745

NOTE PAYABLE                                                              6,000


STOCKHOLDERS' EQUITY
    Common stock - par value $.001
     25,000,000 shares authorized
     4,000,000 shares issued and outstanding                              4,000
    Paid-in capital                                                   1,162,619
    Shares to be issued, 129,500 shares of common stock                 129,500
    Subscriptions receivable                                            (29,400)
    Deficit accumulated during the development stage                   (882,809)
                                                                    -----------
          Total  stockholders' equity                                   383,910
                                                                    -----------


          Total Liabilities and Stockholders' Equity                $   681,655
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.


                                                      WESTERN SIERRA, INC.
                                                 (A Development Stage Company)
                                         Consolidated Statement of Stockholders' Equity
                                  From February 25, 2003 (Inception) through November 30, 2003



                                                                                 Deficit
                                                                                accumulated
                                             Common Stock                       during the      Stock
                                       ------------------------     Paid-in     development     To be     Subscription
                                         Shares        Amount       Capital       stage         Issued     Receivable      Total
                                       ----------    ----------    ----------   ----------    ----------   ----------    ----------
Issuance of stock to founders
  ($.008/share)                         2,847,620    $    2,848    $   11,391                                            $   14,239

Issuance of stock pursuant to
  offering ($1.00/share)                  843,233           843       842,390                              $  (29,400)      813,833

Issuance of stock for vehicles and
  equipment ($1.00/share)                 103,433           103       103,330                                               103,433

Issuance of stock for interest
  ($1.00/share)                            33,206            33        33,173                                                33,206

Issuance of stock for services and
  expenses ($1.00/share)                  172,508           173       172,335                                               172,508

Stock to be issued for cash received
  ($1.00/share)                                                                                  129,500                    129,500

Net loss from inception                                                           (882,809)                                (882,809)
                                       ----------    ----------    ----------   ----------    ----------   ----------    ----------

Ending Balance, November 30, 2003       4,000,000    $    4,000    $1,162,619   $ (882,809)   $  129,500   $  (29,400)   $  383,910
                                       ==========    ==========    ==========   ==========    ==========   ==========    ==========




                           The accompanying notes are an integral part of these financial statements.



                              WESTERN SIERRA, INC.
                          (A Development Stage Company)
                      Consolidated Statement of Operations
          From February 25, 2003 (Inception) through November 30, 2003



REVENUES                                                            $      --
                                                                    -----------

OPERATING COSTS AND EXPENSES
          Salaries and wages                                            468,528
          Employee expenses                                              28,040
          Exploration expenses                                           78,114
          Legal and professional                                         42,097
          Travel                                                         53,069
          Equipment and vehicle expenses                                 40,090
          Rent                                                           18,087
          Insurance                                                       7,879
          Interest                                                       49,220
          Licenses,permits, fees                                          2,667
          Depreciation                                                   26,302
          Office expenses                                                26,150
          Supplies                                                       28,345
          Organization expenses                                          14,239
                                                                    -----------

          Total Expenses                                                882,827
                                                                    -----------

               Operating Loss                                          (882,827)

OTHER INCOME (EXPENSES)
          Interest                                                           18
                                                                    -----------

          Income before income taxes                                   (882,809)

Provision for income taxes                                                 --
                                                                    -----------

          NET INCOME (LOSS)                                         $  (882,809)
                                                                    ===========

Earnings Per Share (see Note 2)
Basic and diluted weighted average number of common
     stock outstanding                                                6,197,866
                                                                    ===========

Basic and diluted net loss per share                                $     (0.14)
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

                               WESTERN SIERRA,INC.
                          (A Development Stage Company)
                      Consolidated Statement of Cash Flows
          From February 25, 2003 (Inception) through November 30, 2003



Cash flows from operating activities:
     Net loss                                                       $  (882,809)

Adjustments to reconcile net loss to net cash
    provided by operating activities:
          Depreciation and amortization                                  26,302
          Issuance of shares to founders for organization costs          14,238
          Issuance of shares for compensation and expenses              172,508
          Issuance of shares for interest expense                        33,206
(Increase) decrease in assets:
               Advances receivable                                       (5,475)
               Other assets                                              (5,352)
Increase (decrease) in liabilities:
               Accounts payable and accrued expenses                    109,746
                                                                    -----------
          Total adjustments                                             345,173
                                                                    -----------

          Net cash used by operating activities                        (537,636)

Cash flows from investing activities:
     Purchases of property and equipment                               (207,381)
     Cash paid for plant development costs                             (295,209)
                                                                    -----------
           Net cash used by investing activities                       (502,590)

Cash flows from financing activities:
     Issuance of stock for cash                                         813,833
     Proceeds from shareholder loans                                    179,000
     Cash received for stock to be issued                               129,500
                                                                    -----------
          Net cash provided by financing activities                   1,122,333
                                                                    -----------

Net increase in cash and cash equivalents                           $    82,107

Cash and cash equivalents at beginning of period                           --
                                                                    -----------

Cash and cash equivalents at end of period                          $    82,107
                                                                    ===========

Supplemental cash flow information:
-----------------------------------
Cash paid during the period for interest                            $       197
                                                                    ===========

Cash paid during the period for income taxes                        $      --
                                                                    ===========

Noncash investing and financing activities:
-------------------------------------------
Acquisition of vehicles and equipment by issuance of stock          $   103,433
Note issued for acquisition of equipment                            $     9,000


   The accompanying notes are an integral part of these financial statements.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 1 - Organization and Basis of Presentation
-----------------------------------------------

Western Sierra, Inc. ("Western Sierra", "the Company", "we" or "us") was formed in February 2003 in the State of Oklahoma to engage in gold and other precious mineral mining on a gold bearing placer deposit located in the Sierra Occidental Mountains, in the state of Sonora, Mexico. A subsidiary, Minera Black Mountain
S. A. de C. V. ("Black Mountain") a Mexican corporation, was formed for the purpose of conducting mining and business activity in Mexico. In November, 2003 we formalized a Joint Venture Agreement with Minera La Escuadra, S. A. ("Escuadra") to process and market the minerals in approximately 35,000 tons of ore that was previously extracted by Escuadra from a mining property called El Picacho. Also in November 2003, we entered into an Option Agreement with Emilio Acuna Peralta, the owner of Escuadra for an exclusive seven month period to purchase the mining rights to a mineral concession called Pirita, which is adjacent to the El Picacho. All of the Company's mining activities are now being performed in Mexico. The Company is a development stage enterprise.

On December 1, 2003 we entered into a Share Exchange Agreement with Global Decs Corp., whereby Western Sierra, Inc. became a wholly owned subsidiary of Global Decs Corp. The agreement provided for the exchange of 4,000,000 shares of the Company's common stock, representing 100% of the outstanding stock, for 20,000,000 of common stock of Global Decs Corp. The shareholders of Western Sierra, Inc. owned approximately 90% of the stock of Global Decs Corp. after consummation of the transaction.

NOTE 2 - Summary of Significant Accounting Policies
---------------------------------------------------

Principals of Consolidation

The consolidated financial statements include the accounts of Western Sierra, Inc. and its wholly owned subsidiary. Intercompany balances or transactions, if any, are eliminated.

Cash and Cash Equivalents

The Company considers those short-term, highly liquid investments with original maturities of three months or less as cash and cash equivalents.

Mining, Milling and Other Property and Equipment

Mining, milling and other property and equipment is reported at cost. It is the Company's policy to capitalize costs incurred to improve and develop the mining properties. General exploration costs and costs to maintain rights and leases are expensed as incurred. Management periodically reviews the recoverability of the capitalized mineral properties and mining equipment. Management takes into consideration various information including, but not limited to, historical production records taken from previous mine operations, results of exploration activities conducted to date, estimated future prices and reports and opinions of outside consultants. When it is determined that a project or property will be abandoned or its carrying value has been impaired, a provision is made for any expected loss on the project or property.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


Depletion of mining improvements will be computed using the units of production method. The Company has made no provision for depletion for the period from February 25, 2003 (inception) to November 30, 2003 as production had not commenced.

Provision is made for depreciation of office furniture fixtures and equipment, machinery and equipment, and building. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets which are 5 to 10 years.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the Company reviews its long-lived assets for impairments. Impairment losses on long-lived assets are recognized when events or changes in circumstances indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and, accordingly, all or a portion of such carrying value may not be recoverable. Impairment losses then are measured by comparing the fair value of assets to their carrying amounts. The Company recognized no impairment loss at November 30, 2003.

Revenue Recognition

Revenues, if any, from sales of minerals will be recognized when earned.

Earnings Per Share

The weighted average number of shares used for computing earnings per share has been restated to retroactively affect the five for one exchange of stock, pursuant to the Share Exchange Agreement between Western Sierra, Inc. and Global Decs Corp. effective December 1, 2003.

Foreign Currency Translation

All assets and liabilities of the Company's Mexican subsidiary are denominated in US dollars. Amounts on the statement of operations are translated at the average exchange rates during the year. Gains and losses arising from translation of foreign currency are immaterial and are included in the determination of net loss.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


Income Taxes

The Company records deferred income taxes using the liability method as prescribed under the provisions of SFAS No. 109. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and income tax bases of the Company's assets and liabilities. An allowance is recorded, based upon currently available information, when it is more likely than not that any or all of the deferred tax assets will not be realized. The provision for income taxes includes taxes currently payable, if any, plus the net change during the year in deferred tax assets and liabilities recorded by the Company

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Environmental Remediation Costs

Environmental remediation costs are accrued based on estimates of known environmental remediation exposure. Such accruals are recorded even if significant uncertainties exist over the ultimate cost of the remediation. It is reasonably possible that the Company's estimates of reclamation liabilities, if any, could change as a result of changes in regulations, extent of environmental remediation required, means of reclamation or cost estimates. Ongoing environmental compliance costs, including maintenance and monitoring costs, are expensed as incurred. There were no environmental remediation costs accrued at November 30, 2003.

Recently Issued Accounting Pronouncements

SFAS No. 149 "Amendment of Statement 133 on derivative instruments and hedging activities". This statement amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS 133, "Accounting for derivative instruments and hedging activities".

SFAS No. 150 "Accounting for certain financial instruments with characteristics of both liabilities and equity". This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.
The Company believes that the above standards would not have a material impact on its financial position, results of operations or cash flows.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 3 - Going Concern
----------------------

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through November 30, 2003, the Company had incurred cumulative losses of $882,809 and negative working capital of $198,811 as of November 30, 2003. The Company's successful transition from a development stage company to attaining profitable operations is dependent upon obtaining financing adequate to fulfill its exploration activities, development of its properties and achieving a level of revenues adequate to support the Company's cost structure. Management's plan of operations anticipates that the cash requirements for the next twelve months will be met by obtaining capital contributions through the sale of its common stock and cash flows from operations. There is no assurance that the company will be able to implement the plan.

NOTE 4 - Stockholders' Equity
-----------------------------

At various stages in the Company's development we have issued shares of common stock, valued at fair market value, for services or assets with a corresponding charge to operations or property and equipment. During the period from inception (February 25, 2003) to November 30, 2003, the following transactions were recorded:

We issued 2,847,620 shares to founders for organization costs totaling $14,238. We issued 843,233 shares for cash consideration totaling $843,233 of which $29,400 was subscribed but not paid as of November 30, 2003.
We issued 103,433 shares for purchase of vehicles and equipment totaling
$103,433.
We issued 172,508 shares for employee compensation and expenses totaling
$172,508.
On March 12, 2003 two individuals advanced us a total of $100,183. These advances were converted to common stock on August 30, 2003 at a rate of one share for each $1.00 advanced to us for a total of 100,183 shares. We also issued an additional 33,206 shares in payment of interest on the advances valued at $33,206.

We received cash of $129,500 for 129,500 shares to be issued as of November 30, 2003.

The value of shares, other than shares issued as founders shares, is based on the most recent cash purchase price as of the transaction date.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 5 - Joint Venture
----------------------

In November 2003, Black Mountain our Mexican subsidiary, entered into a joint venture agreement with Escuadra whereby Black Mountain was granted the exclusive right to process and market minerals from approximately 35,000 tons of ore previously extracted from a mining property owned by Escuadra called the El Picacho.

The agreement provides that Escuadra will be responsible for:
     Grinding and crushing the ore
     Hauling the ore to the plant
     Disposing of the tailings

The agreement provides that Black Mountain will be responsible for:

     Design and completion of the processing system
     Paying Escuadra $5.00 per ton of ore processed.
     Processing the ore through the plant
     Transportation of the final product
     Marketing of the final product

Proceeds from sale of the minerals will be split evenly between Escuadra and Black Mountain after deduction of the following expenses:

     Hauling costs of the ore to the plant
     Processing of the ore by Escuadra to grind and crush
     Processing costs through the Black Mountain plant

The agreement further provides that additional amounts of ore may be considered for processing on the same basis. The agreement may be terminated by Black Mountain if we determine that there are insufficient gold resources to support the processing expenses.

NOTE 6 - Option To Acquire Mining Property
------------------------------------------

In November 2003 we formalized an agreement with Emilio Acuna Peralta, the owner of Escuadra, for an exclusive option, for a seven month period, to purchase a mining concession called Pirita, which is adjacent to the El Picacho. The agreement requires us to pay $30,000 for the option which is expensed as exploration costs in the accompanying statement of operations. The agreement allows us full access to the concession for exploration activities during its term and provides for a purchase price of $1,000,000 for the mining rights concession.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 7 - Mining, Milling and Other Property and Equipment
---------------------------------------------------------

Property and equipment at November 30, 2003 consists of the following:

                  Mining equipment                  $  48,636
                  Shop tools and equipment             49,298
                  Office equipment                      2,576
                  Vehicles                            111,054
                  Airplane                            108,250
                  Picacho plant development costs     295,209
                                                    ---------
                                                      615,023
                  Less: Accumulated depreciation      (26,302)
                                                    ---------

                                                    $ 588,721
                                                    =========


NOTE 8 - Related Parties
------------------------

In June, 2003, the Company acquired an RV to be used as a field office from the Company's Chairman and CEO in exchange for 7,500 shares of common stock and the assumption of $9,000 of debt payable to a bank. In November, 2003, the Company issued 19,000 shares of common stock to the Company's Chairman and CEO for expenses of $19,000 which he incurred on behalf of the Company and 97,708 shares of common stock for services and expenses totaling $97,708.

In November, 2003, the Company issued 40,000 shares of common stock to the Company's CFO and director for services totaling $40,000.

In November, 2003, the Company issued 15,000 shares of common stock to the Company's COO and director in exchange for services totaling $15,000.

In September, 2003, the Company issued 50,100 shares of common stock to a shareholder in exchange for vehicles and equipment amounting to $50,100.

In June, 2003, the Company issued 45,433 shares of common stock to a shareholder in exchange for equipment totaling $45,433.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 9 - Notes Payable
----------------------

Notes payable to shareholders, unsecured, due October 23 -
November 14, 2004, interest of 100% payable in shares of
Western Sierra Mining Corp common stock                               $ 179,000


Note payable to bank, collateralized by RV, 7% interest
rate, payable in monthly installments of $249, maturing
December, 2006                                                            9,000
                                                                      ---------
                                                                        188,000
Less: Current portion                                                  (182,000)
                                                                      ---------

Long-Term Debt                                                        $   6,000
                                                                      =========

Maturities of long-term debt are as follows:

         2005                                       $3,000
         2006                                        3,000
                                                    ------

         Total                                      $6,000
                                                    ======

During the period from October 23, to November 14, 2003, we received a total of $179,000 in loan proceeds from eight individuals. The loans are payable at maturity one year from the date of issuance. In lieu of interest, pursuant to the note agreements we agreed to issue 1,193,333 shares of common stock of Global Decs Corp. upon completion of the Share Exchange Agreement between Western Sierra, Inc. and Global Decs Corp. to the eight individuals at a rate of one share for each $.15 loaned to us. These shares, valued at $179,000, are considered interest on the loans. The interest expense will be recognized over the twelve month period corresponding to the due dates of the loans.

NOTE 10 - Income Taxes
----------------------

No provision was made for income taxes since we have incurred an operating loss from inception. At November 30, 2003, we have incurred losses for federal income tax purposes of approximately $765,000. Differences between financial statement and tax losses consist primarily of the reduction of amounts recorded for non cash compensation and depreciation. We expect to incur net operating losses for the first tax period ending December 31, 2003 in excess of those incurred for the period ending November 30, 2003. Such losses, when incurred, may be used to reduce taxable income through the year 2023.

We have a deferred tax asset of $306,000 at November 30, 2003 relating to our net operating losses. We recognized a valuation allowance of 100% for the net deferred tax asset of $306,000.

                              WESTERN SIERRA, INC.
                         A DEVELOPMENT STAGE ENTERPRISE
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003


NOTE 11 - Subsequent Events
---------------------------

On December 1, 2003 we entered into a Share Exchange Agreement with Global Decs Corp., whereby Western Sierra, Inc. became a wholly owned subsidiary of Global Decs Corp. The agreement provided for the exchange of 4,000,000 shares of the Company's common stock for 20,000,000 shares of common stock of Global Decs Corp. The shareholders of Western Sierra, Inc. owned approximately 90% of the stock of Global Decs after consummation of the transaction. The accounting for the agreement will be as a reverse acquisition. Accordingly, the combination of the two companies is recorded as a recapitalization of Western Sierra Inc., pursuant to which Western Sierra, is treated as the continuing entity. In accordance with the agreement, Global Decs Corp. board of directors authorized an amendment to the Articles of Incorporation to change the name of the corporation to Western Sierra Mining Corp. As a result of the Share Exchange Agreement, Western Sierra, Inc. has become a wholly owned subsidiary of Western Sierra Mining Corp.

During the period from December 1, 2003 through February 18, 2004 our parent corporation, Western Sierra Mining Corp. (formerly Global Decs Corp.) issued 586,667 shares of common stock for cash of $134,000. We received $50,000 in loan proceeds from an individual. The loan is payable at maturity, one year from the date of issuance. In lieu of interest, pursuant to the note agreement our parent issued 333,333 shares of common stock at a rate of one share for each $.15 loaned to us. These shares are valued at $50,000 and are considered interest on the loan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTERN SIERRA MINING CORP.

                                     By: /s/ Michael M. Chaffee, President
                                         ---------------------------------------
                                             Michael M. Chaffee